Exhibit 99.1
FY10 • Investment Presentation Ticker: RBI Playing from Strength

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements relating to the Company's anticipated financial performance, business prospects, new developments and similar matters, and/or statements preceded by, followed by or that include the words "believes," "could," "expects," "anticipates," "estimates," "intends," "plans," or similar expressions. These forward-looking statements are based on management's current expectations and assumptions, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from those suggested by the forward-looking statements due to a variety of factors, including changes in business, political, and economic conditions due to the threat of future terrorist activity or otherwise, the ability to successfully complete integration related activities, actions and initiatives by current and potential competitors, and certain other additional factors described in the Company's filings with the Securities and Exchange Commission. Other unknown or unpredictable factors also could have material adverse effects on the Company's future results, performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this press release may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this press release. The Company is not under any obligation and does not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this press release to reflect circumstances existing after the date of this presentation or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized. Disclosure regarding forward-looking statements.

Sport Supply Group: Fast Facts Model: Industry: Targets: Competition: Basic Value Proposition: Assets: "Direct Like Dell" One Stop Shop $3-6B Market; Highly Fragmented Non-retail/non-consumer 400,000+ In-School/Out of School Customers and Prospects Local Sporting Goods Stores, Catalogers Factory-Direct Service/Pricing 24-Hour Quick Ship 3M+ Catalogs; 40 Telesales Agents; 200+/- Road Men; 20+ Internet Sites; 22,000 Products Largest Direct Seller of Sports Equipment & Team Uniforms to Institutions in USA

Management Team Adam Blumenfeld - Chairman & CEO Family founded Direct Sales of Sporting Goods in 1972 16 Years Industry Experience Terry Babilla - President, COO, General Counsel 15+ Years Industry Experience John Pitts - CFO Formerly with Horizon Health (HORC) 2 Years at RBI Kurt Hagen - EVP Sales/Marketing Formerly with Fossil (FOSL) 3 Years at RBI Tevis Martin - EVP Road Operations 5 Years at RBI STRONG STARTING LINE-UP

Recent History: Success Story FY'06 FY'07 FY'09 224M 236M 250M Sales: Organic Growth 33.5% 35.3% 35.8% Gross Margin 3.7% 5.4% 8.3% EBIT (Operating Margin%) $0.18 $0.37 $0.86 EPS FY'08 251M 36.2% 7.8% $0.76

"RBI" as Gateway to Industry 200+ Total Road Men 3.0M+ Catalogs 40 Telesalesmen 20+ Web Sites Multiple Tentacles; Deepest Direct Reach RBI Manufacturing Brands $4B Industry (Schools, Parks, Etc.)

Current Structure RBI Sales: $107M Season: Q1,Q2 Product: 90% Uniforms Key Sport: Football, Basketball Catalog Group Road Sales Group Sales: $250M $ .86 EPS FY '09 Sales: $143M Season: Q1,Q3,Q4 Product: 90% Equipment Key Sport: Baseball, Softball

We manufacture or direct import 30% of our product mix

We take products to market vertically through: 3.0M+ Catalogs, Flyers and Postcards

40 Outbound Sales Reps Sample Packs Personalized PDF Sales Flyers

200+ Face-to-Face Salesmen

20+ Web Sites

We have many proprietary brands...

We are also a leading re-distributor of certain major brands

FY10 Strategic Growth Drivers Elementary School Districts: Leveraging Our Core: Internet Expansion: Personalization: Fund Raising: Sales Force Growth K-6. Fight Obesity. Federal Funding Aggregate the Buy. Partnerships Electronic Ordering Opportunities Purchasing, Sourcing, Merchandising B2C / B2B. Partnerships Technological Advances in Cataloging Pin-Pointed Calling Plans Co-Sponsored Field Events Unique Web Personalization Partnerships My Team Shop. Going from Coach to Player Opportunistic. Properly Structured. The Strong Get Stronger

Expansion Options: Multiple Choice ORGANIC GROWTH "Share shift" via better value proposition/continued penetration/targeted marketing Only 30-50% penetrated into any customer type/10-30% into those pocketbooks Room to run Leverage technology - continued online order shift - enhances retention ACQUIRING DISTRIBUITON Catalogers Regional Distributors ACQUIRING BRAND

Introducing Uniforms to the Catalog Platform Launching/featuring on 12.1.08 New growth driver for $150M catalog platform National catalog/internet rights - TX opportunity Validates RBI as marketing "Gateway", "Superhighway" to team markets

End Result Gross Margin (%) SGA as (%) of Sales 37%+/- 25%+/- Substantial Earnings Leverage

Historical Results Sales GP% SG&A% EPS Diluted Shares 2008 $250.2M 35.8% 27.4% $ .86 14.8M $236.9M 35.3% 29.9% $ .37 10.4M $251.4M 36.2% 28.4% $ .76 15.7M Fiscal Fiscal 2007 2009 Fiscal

Strong Balance Sheet ($ in 000's) June 30, 2007 June 30, 2008 June 30, 2009 Cash and Cash Equivalents $5,670 $20,531 $10,743 Accounts Receivable $31,154 $34,060 $33,276 Inventories $32,241 $36,318 $33,872 Senior Bank Debt $24,693 --- --- 5.75% Subordinated Debentures $50,000 $50,000 $28,856

Financing Agreements Revolving Credit Facility with Bank of America $40.0M Facility $20.0M Accordion potentially expands facility to $60.0M Expires February 8, 2012 $25.0 Million in Acquisition/ $5.0 Million Stock Repurchases Allowed $50M 5.75% Convertible Senior Subordinated Notes Due December 2009 Conversion Price of $14.65 Company has redeemed $21.2 million in Bonds Andell Owns an additional $13.0 million in Bonds

EBITDA and Adjusted EBITDA ($ in 000's)

	Twelve Months Ended June 30,		
	2009	2008	2007
Net Income	$ 11,916	$ 9,733	$ 3,860
Provision for income taxes	7,345	6,276	2,634
Minority interest in consolidated subsidiary	---	---	531
Interest expense, net of interest income	1,749	3,811	5,811
Depreciation and amortization	2,799	3,738	3,479
EBITDA	23,809	23,588	16,315
Other Expenses:			
Stock-based compensation expense	1,156	492	---
Adjusted EBITDA (a)	$ 24,965	$ 24,050	$ 16,315

(a) EBITDA and Adjusted EBITDA are non-GAAP financial measures. EBITDA is defined as net income before interest expense (net of interest income), income taxes, depreciation and amortization. Adjusted EBITDA is defined as net income before interest expense (net of interest income), income taxes, depreciation, amortization, and stock-based compensation expense included in the caption above labeled "Other expenses" which do not directly relate to ongoing operations. SSG management relies on EBITDA and Adjusted EBITDA as the primary measures to review and assess operating performance. SSG believes it is useful to investors to provide disclosures of its operating results on the same basis that is used by management. Management and investors also review EBITDA and Adjusted EBITDA to evaluate SSG's overall performance and to compare SSG's current operating results with corresponding periods and with other companies. You should not consider EBITDA and Adjusted EBITDA in isolation or as a substitute for net income, operating cash flows or other cash flow statement data determined in accordance with accounting principles generally accepted in the United States of America. Because EBITDA and Adjusted EBITDA are not measures of financial performance under accounting principles generally accepted in the United States of America and are susceptible to varying calculations, they may not be comparable to similarly titled measures of other companies.

SPORT SUPPLY GROUP

FY10 • Investment Presentation Ticker: RBI Playing from Strength